UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2016 (Date of earliest event reported)
Silicon Graphics International Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51333 (Commission File Number)	32-0047154 (IRS Employer Identification Number)

900 North McCarthy Blvd., Milpitas, CA (Address of principal executive offices)		95035 (Zip Code)
669-900-8000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 11, 2016, Silicon Graphics International Corp. (the Company) issued a press release announcing financial results for the Companys fiscal fourth quarter and year ended June 24, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

99.1 Press Release dated August 11, 2016 regarding Silicon Graphics International Corp.'s results of operations for its fiscal fourth quarter and year ended June 24, 2016.

(d) Exhibits
            99.1       Press Release of Silicon Graphics International Corp. dated August 11, 2016

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2016	SILICON GRAPHICS INTERNATIONAL CORP. By: /s/ Mekonnen P. Asrat Mekonnen P. Asrat Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Silicon Graphics International Corp. dated August 11, 2016